                                                                    EXHIBIT 99.1


CERTIFICATION PURSUANT TO
-------------------------

                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Park National Corporation (the "Company") on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Daniel DeLawder, Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/C. Daniel DeLawder **
                                         ---------------------

                                         C. Daniel DeLawder
                                         President and Chief Executive Officer
                                         May 8, 2003











**-A signed original of this written statement required by Section 906 has been provided to Park National Corporation and will be retained by Park National Corporation and furnished to the Securities and Exchange commission or its staff upon request.